Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS CLOSES ACQUISITION OF ECHO LAKE FOODS
RIDGELAND, Miss.

(June 2, 2025)
—

Cal-Maine Foods,

Inc. (NASDAQ:

CALM) (“Cal-Maine

Foods” or

the
“Company”), today announced the closing of its acquisition of Echo Lake Foods.
The Company announced

in April that

it signed a

definitive agreement to

acquire Echo Lake

Foods in an
all-cash transaction

for approximately

$258 million,

which is

expected to

provide a

tax benefit

of ~$28
million equating

to

an effective

purchase price

of

~$230

million.

Echo

Lake Foods

produces,

packages,
markets

and

distributes

ready-to-eat

egg

products

and

breakfast

foods,

including

waffles,

pancakes,
scrambled

eggs,

frozen

cooked

omelets,

egg

patties,

toast

and

diced

eggs.

Echo

Lake

Foods

had

annual
revenues of approximately $240 million in 2024 with a five-year CAGR of approximately

10%.

Highlights of the Transaction:
Compelling Strategic Rationale
●
Allows Cal-Maine Foods to

enter the large, growing

and highly stable value-added

food portion of
the egg category
●
Expands strategic

customer relationships

with retail,

quick service

restaurant and

other food

service
customers
●
Leverages Cal-Maine Foods’ extensive sales and supply chain distribution capabilities
Attractive Financial Returns
●
Provides access to additional long-term growth opportunities while reducing earnings volatility
●
Estimated potential $15

million annual synergy

opportunity driven by

egg purchasing efficiencies
and SG&A savings
●
Expected mid-single digit percentage accretion to EPS (including synergies)

in FY2026.
Sherman Miller,

president and

chief executive

officer of Cal-Maine

Foods, stated,

“The addition

of Echo
Lake Foods advances our stated strategy to expand and diversify our product portfolio and customer mix.
Echo Lake Foods is

a leading innovator with a

long history of providing quality ready-to-eat

egg products
and breakfast foods to

a blue-chip customer base. The

combined product lines and capabilities of

the two
companies

are

highly

complementary

and,

importantly,

we

share

similar

values

of

pursuing

operating
excellence and meeting the needs of our customers.
“The acquisition

of Echo

Lake Foods

meets our

disciplined set

of investment

criteria, including

relevant
geographic

markets,

operating

synergies,

product

mix,

proximity

to

customers

and

expected

financial
returns. The Echo

Lake Foods team

has built a

terrific business and

we look forward

to working together
on a

successful integration,

delivering on

a unique

opportunity for

our customers

and shareholders,

and
welcoming

Kathy

Brodhagen to

our

leadership

team

and

Echo

Lake

employees

to

the

Cal-Maine

Foods
family,” added Miller.
Goldman

Sachs

&

Co

LLC

is

serving

as

Cal-Maine

Foods,

Inc.’s

exclusive financial

advisor

while

Sidley
Austin LLP is serving as its lead legal advisor.

Cal-Maine Foods Completes

Acquisition of Echo Lake Foods

June 2, 2025
-END-
About Cal-Maine Foods
Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, packaging,

marketing and

distribution of
fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-raised

and
nutritionally

enhanced

eggs,

as

well

as

a

variety

of

ready-to-eat

egg

products.

The

Company,

which

is
headquartered in Ridgeland, Mississippi,

is the largest

producer and distributor of

fresh shell eggs

in the
nation and sells most of its shell eggs throughout the majority of the United States.
Forward Looking Statements
Statements contained in

this press release that

are not historical

facts are forward-looking

statements as
that

term

is

defined

in

the

Private

Securities

Litigation

Reform

Act

of

1995.

The

forward-looking
statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and

projections
regarding our Company

and our

industry. These statements

are not

guarantees of future

performance
and involve

risks, uncertainties, assumptions

and other factors

that are

difficult to

predict and

may be
beyond our control. The

factors that could cause actual

results to differ materially

from those projected
in the forward-looking statements include the following, among others:
The

announcement

and

completion

of

our

recent

Echo

Lake

Foods

acquisition

could

affect

the
relationships

of

the

Company

(including

Echo

Lake

Foods),

with

its

customers,

suppliers,

operating
results and business generally, including the ability of the Company to retain employees, including in its
Echo

Lake

Foods

unit.

Also,

the

Company

may

experience

unexpected

challenges

in

integrating

and
managing the business

of Echo Lake

Foods.

As a

result, integrating Echo

Lake Foods’ business

may be
more costly or time consuming than expected.
Even

if

the

business

of

Echo

Lake

Foods

is

successfully

integrated,

the

Company

may

not

realize

the
benefits

it

expects

from

the

acquisition,

including

the

synergies,

cost

savings,

earnings

accretion,
reduction

in

earnings

volatility,

return

of

equity,

margin

expansion,

financial

returns,

tax

benefits,
expanded customer relationships, or sales or growth opportunities.
SEC filings may be obtained from the SEC or the Company’s website, www.calmainefoods.com . Readers are cautioned

not to

place undue reliance

on forward-looking statements

because, while we

believe the
assumptions

on

which

the

forward-looking

statements

are

based

are

reasonable,

there

can

be

no
assurance that these

forward-looking statements

will prove to

be accurate. Further,

the forward-looking
statements included herein are made

only as of the

respective dates thereof, or if no

date is stated, as

of
the date hereof.

Except as otherwise required by law, the Company disclaims

any intent or obligation to
publicly update

these forward-looking

statements, whether

because of

new information,

future events,
or otherwise.